SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): July 30, 2004
                                                           -------------

                             ESCALADE, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Indiana                      0-6966                  13-2739290
----------------------------   ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
    of Incorporation)

                    251 Wedcor Avenue, Wabash, Indiana 46992
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2004, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively, which documents contain financial information about Escalade's second completed fiscal quarter of 2004. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:  July 30, 2004             ESCALADE, INCORPORATED


                                 By: /s/ TERRY D. FRANDSEN
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

           EXHIBIT
           NUMBER         DESCRIPTION

            99.1          Press release dated July 30, 2004

            99.2 Message to Shareholders dated July 30, 2004 for the quarter ended July 10, 2004